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                    SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                       September 4, 1998
                         Date of Report
               (Date of Earliest Event Reported)

              INTERNATIONAL HERITAGE, INCORPORATED
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                  002-97690-D             87-0421191
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                         Carolina Place
                2626 Glenwood Avenue, Suite 200
                 Raleigh, North Carolina 27608
            (Address of Principal Executive Offices)

                         (919)571-4646
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          On September 2, 1998 a Complaint was filed in the General Court of Justice, Superior Court Division, Wake County, North Carolina, case number 98 CVS 1026 by Gina E. Josephson v. International Heritage, Inc. On September 4, 1998, International Heritage, Inc. (the "Company") was served said Complaint. The Plaintiff, a former employee of the Defendant. the principally-owned subsidiary of the Registrant, contends that she received a conditional stock award, which was a contract which was subsequently breached by the failure of the Company to tender shares of stock. The Complaint alleges inter alia: breach of contract and violation of the North Carolina Securities Act. Plaintiff is seeking damages in the amount of $765,000, plus interest, costs and attorney fees. Plaintiff has requested a jury trial.

          The Company plans to vigorously defend this action, and believes that the Plaintiff's recoverable damages, if any, are substantially less than the amount prayed for in the Complaint.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          None; not applicable.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL HERITAGE, INCORPORATED

Date:          09/15/98.           By: /s/ Stanley H. Van Etten
                              ______________________________________

                              President, CEO and Chairman of the Board